UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2018

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Investor Presentation

Beasley Broadcast Group, Inc. (the “Company”) is furnishing presentation materials (the “Investor Presentation”) for use by management, possibly with modifications, in one or more meetings from time to time with current and potential investors. The Investor Presentation includes an update on the Company’s current operations, as well as information relating to the Company’s strategic plans, goals, growth initiatives and outlook.

The foregoing description of the Investor Presentation does not purport to be complete and is qualified in its entirety by reference to the complete text of the Investor Presentation attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”).

The information contained in the Investor Presentation is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “Commission”) and other public announcements the Company may make by press release or otherwise from time to time. The Investor Presentation speaks as of the date of this Report. While the Company may elect to update the Investor Presentation in the future to reflect events and circumstances occurring or existing after the date of this Report, the Company specifically disclaims any obligation to do so.

By furnishing this Report and furnishing the Investor Presentation, the Company makes no admission as to the materiality of any information in this Report, including the Investor Presentation. The Investor Presentation contains forward-looking statements. See the Cautionary Note Regarding Forward-Looking Statements below and page 2 of the Investor Presentation for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto.

WXTU-FM Acquisition

On July 19, 2018, the Company entered into a definitive agreement to acquire WXTU-FM in Philadelphia, Pennsylvania from Entercom Communications Corp. for $38.0 million in cash. Excluding one-time transaction costs, the acquisition of WXTU-FM is expected to be immediately accretive to the Company’s free cash flow without materially altering its net leverage after accounting for the acquisition and this offering. The Company intends to fund the acquisition through borrowings under its revolving credit facility and cash generated from operations.

The acquisition of WXTU-FM highlights the Company’s focus on premium local programming and content and is complementary to its six other radio stations and digital operations in the Philadelphia market, the ninth largest radio market in the country.

For the twelve months ended March 31, 2018, WXTU-FM generated approximately $10.2 million of net revenue and approximately $4.5 million of station operating income. After giving effect to anticipated synergies resulting from the acquisition, the Company believes that WXTU-FM would have contributed approximately $5.5 million of incremental station operating income to the Company over the same period on a pro forma basis.

Preliminary Estimated Financial Results for the Three and Six Months Ended June 30, 2018

The preliminary financial results for the three and six months ended June 30, 2018 are not yet complete. Accordingly, the estimated results below are forward-looking statements based solely on information available to the Company as of the date of this Report, and the Company undertakes no obligation to update this information, except as may be required by law. Actual results remain subject to the completion of management’s and the Company’s audit committee’s reviews and the Company’s other financial closing procedures, as well as the completion of the preparation of the Company’s unaudited consolidated financial data for the three and six months ended June 30, 2018. In light of the foregoing, you are cautioned not to place undue reliance on the estimates as set forth below:

•	The Company estimates that for the three months ended June 30, 2018, net revenue will be between $61.0 million and $61.65 million, representing either no change or an increase of up to 1.0% compared to net revenue of $61.0 million for the three months ended June 30, 2017.

•	The Company estimates that for the six months ended June 30, 2018, net revenue will be between $116.0 million and $116.8 million, representing an increase of 1.1% to 1.8% compared to net revenue of $114.8 million for the six months ended June 30, 2017.

	Three Months Ended June 30,
	2018		2017
	Low	High
	(estimated)		(actual)
Net revenue	$61,000,000	$61,650,000	$61,013,414

	Six Months Ended June 30,
	2018		2017
	Low	High
	(estimated)		(actual)
Net revenue	$116,000,000	$116,800,000	$114,753,965

The estimates set forth above, prepared by management, are based upon a number of assumptions, and are not a comprehensive statement of the Company’s financial results for the three and six months ended June 30, 2018. These preliminary financial results should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s consolidated financial statements and the related notes thereto included in its Annual Report on Form 10-K for the year ended December 31, 2017 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018.

The preliminary financial data included in this Report has been prepared by and is the responsibility of management. The Company’s independent registered public accounting firm, Crowe LLP, has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial results. Accordingly, Crowe LLP does not express an opinion or any other form of assurance with respect thereto. As a result, the Company has provided ranges, rather than specific amounts, for the estimated financial results presented in this Report. The Company’s actual results may vary materially from the estimated preliminary results included herein.

The information contained in Item 7.01 of this Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

Statements in this Report that are “forward-looking statements” are based upon current expectations and assumptions, and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “Looking ahead,” “look forward,” “intends,” “believe,” “hope,” “plan,” “expects,” “expected,” “anticipates,” “estimate,” “will” or variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected income; shareholder value; revenues; and growth. Key risks are described in the Company’s reports filed with the Commission including in its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including:

•	external economic forces that could have a material adverse impact on the Company’s advertising revenues and results of operations;

•	the ability of the Company’s radio stations to compete effectively in their respective markets for advertising revenues;

•	the Company’s ability to respond to changes in technology, standards and services that affect the radio industry;

•	audience acceptance of the Company’s content, particularly its radio programs;

•	the Company’s substantial debt levels and the potential effect of restrictive debt covenants on its operational flexibility and ability to pay dividends;

•	the Company’s dependence on federally issued licenses subject to extensive federal regulation;

•	the risk that the Company’s Federal Communications Commission (“FCC”) broadcasting licenses and/or goodwill could become impaired;

•	the failure or destruction of the internet, satellite systems and transmitter facilities that the Company depends upon to distribute its programming;

•	disruptions or security breaches of the Company’s information technology infrastructure;

•	actions by the FCC or new legislation affecting the radio industry;

•	the loss of key personnel;

•	the fact that the Company is controlled by the Beasley family, which creates difficulties for any attempt to gain control of the Company;

•	the Company’s ability to integrate acquired businesses and achieve fully the strategic and financial objectives related thereto and their impact on its financial condition and results of operations; and

•	other economic, business, competitive, and regulatory factors affecting the Company’s businesses.

The Company’s actual performance and results could differ materially because of these factors and other factors discussed in the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in its SEC filings, including but not limited to its Annual Report on Form 10-K or Quarterly Reports on Form 10-Q, copies of which can be obtained from the SEC, www.sec.gov. All information in this release is as of the date herein, and the Company undertakes no obligation to update the information contained herein to actual results or changes to its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: July 23, 2018	By: /s/ Marie Tedesco
Marie Tedesco
Chief Financial Officer